EXHIBIT 10.32

                                    SUBLEASE

     THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in
Section 3.1(c) below, by and between the Shanghai TaiSi Science and Technology Ltd., Corporation ("TaiSi"), a company organized under the laws of the PRC, and TCSI Corporation ("TCSI"), a company organized under the laws of the USA.

                               W I T N E S S E T H

     1.   SUBLEASE GRANT.

     1.1 TaiSi has leased certain space located at 1277 Beijing Road, Shanghai, PRC in accordance with a lease agreement ( the "Overlease"). TaiSi shall sublease a portion of that certain space to TCSI for the purpose of, among other things, setting up a Representative Office in Shanghai (the "Office").

     1.2 In consideration of the obligation of TCSI to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, TaiSi hereby subleases to TCSI and TCSI hereby hires from TaiSi, upon and subject to the provisions of this Sublease and the Overlease, the Office.

     3.   SUBLEASE SUMMARY AND DEFINITIONS.

     3.1 As between TaiSi and TCSI, the Sublease provisions and definitions set forth in this Section 3.1 shall replace inconsistent terms in the Overlease. All other terms and conditions shall remain the same. If there is any conflict between the Overlease and this Sublease, the latter shall control.

(a)  TCSI's Notice Name                    TCSI CORPORATION
     and Address:                          1080 Marina Village Parkway
                                           Alameda, CA  94501 (USA)
                                           Attn:  Ellen Ahearn, Vice President

(b)  TCSI's State of Incorporation:        Nevada, USA

(c)  Sublease Date:                        The last date below

(d)  Unincorporated Provisions             Those provisions that do not apply to
     of the Overlease:                     the Office, including but not limited
                                           to: TCSI does not pay to the
                                           Overlandlord any tax, electricity
                                           fee, water fee, building management
                                           fee, or similar, and which shall be
                                           the responsibility of TaiSi.

(e)  Office:                               Suite 906 consisting of approximately
                                           224 square feet.

(f)  Sublease Commencement Date:           One year commencing on the last date
                                           below.

(g)  Sublease Expiration Date:             The anniversary of the last date
                                           below; provided, not less than 15
                                           days before the expiration date,
                                           and each anniversary thereafter,
                                           TCSI may extend for an


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                                           additional year, or on a monthly
                                           basis as may be mutually agreed
                                           between the parties.

(h)  Monthly Rent:                         The equivalent of $2000 (two
                                           thousand US Dollars) per month
                                           including local taxes (if any),
                                           monthly rent, building maintenance,
                                           hydro, utilities and such other
                                           fees.

(i)  Security Deposit:                     First and last month's rent.

(j)  Payment:                              All amounts payable by TCSI shall be
                                           without previous demand or notice
                                           therefor by TaiSi.

     4.   MISCELLANEOUS

     4.1 TaiSi has obtained from the local authorities all approvals required to sublease to a foreign representative office, or equivalent.

     4.2. This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     4.3. This Sublease shall not be binding upon TCSI unless and until it is signed by TaiSi and delivered to TCSI.

     4.4. This Sublease constitutes the entire agreement between the parties on the subject matter herein and all representations and understandings have been merged herein.


     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.


SHANGHAI TAISI SCIENCE AND                  TCSI CORPORATION
TECHNOLOGY LTD., CORPORATION

By /s/ Xiaoyan Shi                          By /s/ Ellen Ahearn
   ------------------------------              ------------------------------
Name Xiaoyan Shi                            Name Ellen Ahearn
     ----------------------------                ----------------------------
Date February 7, 2001                       Date February 7, 2001
     ----------------------------                ----------------------------


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